                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 31, 2000

                    Friedman, Billings, Ramsey Group, Inc.
            (Exact name of Registrant as specified in its charter)

001-13731
(Commission File Number)


Virginia                                               54-1870350
(State or other jurisdiction of                        (I.R.S. Employer
incorporation or organization)                         Identification No.)


1001 Nineteenth Street North
Arlington, VA 22209
(Address of principal executive offices)(Zip code)

                                (703) 312-9500
              (Registrant's telephone number including area code)

Item 9.

    On October 26, 2000, Friedman, Billings, Ramsey Group, Inc. issued a press release reporting its earnings for third quarter 2000. A copy of the press release has been filed on Form 8-K on October 27, 2000. Friedman, Billings, Ramsey Group, Inc. is supplementing the financial information contained in the October 26, 2000 press release by furnishing the following unaudited Financial and Statistical Supplement.

    The following Exhibit is furnished as part of this report:

    99.1  Financial and Statistical Supplement (unaudited) September 30, 2000.


                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                             FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.

                            By: /s/ Emanuel J. Friedman
                             Chief Executive Officer

             FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.
[LOGO]       Financial & Statistical Supplement -Operating Results (unaudited)
 FBR         September 30, 2000
             (Dollars in thousands, except per share data)


                                                    YTD 2000     Q-3 00      Q-2 00       Q-1 00
                                                    --------    --------    --------     -------
Revenues
--------
Investment banking:
  Underwriting                                      $ 16,639    $  4,928    $  1,205    $ 10,506
  Corporate finance                                   22,195       7,264       8,741       6,190
  Investment income                                    1,453       1,453           -           -
Institutional brokerage:
  Principal transactions                              25,808       7,019      12,788       6,001
  Agency commissions                                  15,292       4,989       4,627       5,676
Asset management:
  Base management fees                                 6,884       2,504       2,206       2,174
  Incentive income                                    52,203       7,751       7,849      36,603
  Net investment income (loss)                         6,648       5,780       3,768      (2,900)
Interest, dividends and other                          7,359       3,014       2,352       1,993
                                                    --------    --------    --------     -------
     Total revenues                                  154,481      44,702      43,536      66,243
                                                    --------    --------    --------     -------

Expenses
--------
Compensation and benefits                             96,241      24,809      25,209      46,223
Business development & professional services          14,982       5,974       4,391       4,617
Clearing and brokerage fees                            4,589       1,483       1,539       1,567
Occupancy & equipment                                  7,353       2,657       2,373       2,323
Communications                                         3,748       1,300       1,267       1,181
Interest expense                                         965         424         319         222
Other operating expenses                               5,789       1,862       2,373       1,554
                                                    --------    --------    --------     -------
     Total expenses                                  133,667      38,509      37,471      57,687
                                                    --------    --------    --------     -------

Net income (loss) before taxes                        20,814       6,193       6,065       8,556
                                                    --------    --------    --------     -------

Provision for income taxes                             4,163       1,239         785       2,139

Net income (loss)                                   $ 16,651    $  4,954    $  5,280    $  6,417
                                                    ========    ========    ========     =======

Net income (loss) before taxes
    as a percentage of revenue                          13.5%       13.9%       13.9%       12.9%

ROE (annualized)                                        17.4%        9.5%       10.5%       13.9%

Total shareholders' equity                          $211,796    $211,796    $203,637    $198,063

Basic earnings (loss) per share                     $   0.34    $   0.10    $   0.11    $   0.13
Diluted earnings (loss) per share                   $   0.33    $   0.10    $   0.11    $   0.12

Ending shares outstanding (in thousands)              49,282      49,282      49,204      49,096

Book value per share                                $   4.30    $   4.30    $   4.14    $   4.03

Assets under management (in millions)
-------------------------------------
Managed accounts                                    $  136.9    $  136.9    $  131.9    $  114.6
Hedge & offshore funds                                 135.1       135.1       114.3        98.8
Mutual funds                                            93.1        93.1        56.4        54.7
Private equity & venture capital                       757.5       757.5       697.4       661.7
                                                    --------    --------    --------     -------
     Total                                          $1,122.6    $1,122.6    $1,000.0    $  929.8
                                                    ========    ========    ========     =======

Employee count                                           367         367         392         390
                                                    ========    ========    ========     =======


                                                    YTD 1999     Q-3 99      Q-2 99       Q-1 99
                                                    --------    --------    --------     -------
Revenues
--------
Investment banking:
  Underwriting                                      $ 16,442    $  4,026    $  9,245      $  3,171
  Corporate finance                                   10,721       2,024       5,820         2,877
  Investment income                                    2,163          15       2,148             -
Institutional brokerage:
  Principal transactions                              17,586       4,721       6,804         6,061
  Agency commissions                                   9,940       3,372       3,749         2,819
Asset management:
  Base management fees                                 7,030       2,714       2,052         2,264
  Incentive income                                       605          62         470            73
  Net investment income (loss)                        (1,326)    (10,572)      6,985         2,261
Interest, dividends and other                          8,209       2,560       3,106         2,543
                                                    --------    --------    --------     ---------
     Total revenues                                   71,370       8,922      40,379        22,069
                                                    --------    --------    --------     ---------

Expenses
--------
Compensation and benefits                             52,665      16,318      22,109        14,238
Business development & professional services          18,164       9,662       5,908         2,594
Clearing and brokerage fees                            3,307       1,098       1,195         1,014
Occupancy & equipment                                  4,722       1,738       1,422         1,562
Communications                                         3,083       1,246         913           924
Interest expense                                       1,160         159         494           507
Other operating expenses                               5,436       1,762       2,489         1,185
                                                    --------    --------    --------     ---------
     Total expenses                                   88,537      31,983      34,530        22,024
                                                    --------    --------    --------     ---------

Net income (loss) before taxes                       (17,167)    (23,061)      5,849           45
                                                    --------    --------    --------     ---------

Provision for income taxes                                 -           -          -             -

Net income (loss)                                   $(17,167)   $(23,061)   $  5,849     $     45
                                                    ========    ========    ========     ========

Net income (loss) before taxes
    as a percentage of revenue                         -24.1%     -258.5%       14.5%         0.2%

ROE (annualized)                                        -9.6%      -51.4%       12.8%         0.1%

Total shareholders' equity                          $170,922    $170,922    $187,852     $176,876

Basic earnings (loss) per share                     $  (0.35)   $  (0.47)   $   0.12     $   0.00
Diluted earnings (loss) per share                   $  (0.35)   $  (0.47)   $   0.12     $   0.00

Ending shares outstanding (in thousands)              48,882      48,882      48,882       48,733

Book value per share                                $   3.50    $   3.50    $   3.84     $   3.63

Assets under management (in millions)
-------------------------------------
Managed accounts                                    $  200.5    $  200.5    $  212.5     $  229.4
Hedge & offshore funds                                 177.1       177.1       212.4        194.7
Mutual funds                                            78.1        78.1        91.6         95.9
Private equity & venture capital                       329.6       329.6       295.7        152.9
                                                    --------    --------    --------     --------
     Total                                          $  785.3    $  785.3    $  812.2     $  672.9
                                                    ========    ========    ========     ========

Employee count                                           390         390         350          349
                                                    ========    =========   ========     ========
